CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Gregory J. Hahn, President of 40|86 Strategic Income Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.    The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.

Date:   FEBRUARY 25, 2004                    /s/ GREGORY J. HAHN
     ----------------------             ----------------------------------------
                                        Gregory J. Hahn, President
                                        (principal executive officer)

I,  Audrey  L.  Kurzawa,   Treasurer  of  40|86   Strategic   Income  Fund  (the
"Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.    The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.

Date:  FEBRUARY 25, 2004                     /s/ AUDREY L. KURZAWA
     ---------------------              ----------------------------------------
                                        Audrey L. Kurzawa, Treasurer
                                        (principal financial officer)